Elections and Variables
to the ISDA Credit Support Annex
dated as of February 28, 2007
between

Credit Suisse International,                         and

U.S. Bank National Association, not in its

an unlimited company incorporated

individual capacity but solely as trustee on

under the laws of England and Wales

behalf of the supplemental interest trust

("Party A")

created under the Pooling and Servicing Agreement in respect of CSMC Mortgage-Backed Trust 2007-2 ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a).

(B)

"Return Amount" has the meaning specified in Paragraph 3(b).

(C)

"Credit Support Amount" has the meaning specified in Paragraph 3.

(ii)

Eligible Collateral On any date, the following items will qualify as "Eligible Collateral" for each party:

		Valuation Percentage
(A)	Cash	100%
(B)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual on such date of less than 1 year	100%
(C)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years	97%
(D)	negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years	95%
(E)	(1) Agency Securities having a remaining stated maturity of up to ten years from the Valuation Date. "Agency Securities" means unsecured, unsubordinated negotiable debt obligations issued by the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal Home Loan Banks, but excluding Interest-only and principal-only securities.	97%
	(2) Agency Securities having a remaining stated maturity of greater than ten years, but not more than 30 years, from the Valuation Date.	96%
(F)

In respect of a party, such other assets as the other

party may from time to time specify in writing as

qualifying as Eligible Collateral for the purpose of

this Annex (provided that any such assets shall cease

to qualify as Eligible Collateral if such other party

subsequently specifies in writing that they shall no

longer qualify as Eligible Collateral). For the

avoidance of doubt there are no other assets which,

as of the date of this Annex, qualify as Eligible

Collateral for either party.

		Such percentage as shall, from time to time, be specified by the other party as applying to such Eligible Collateral.

(iii) Other Eligible Support. With respect to a party, such Other Eligible Support as the other party may from ti me to time specify in wrong as qualifying as "Other Eligible Support" and for the avoidance of doubt there are no items which qualify as Other Eligible Support for either party as of the date of this Annex.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A and Parry B: Zero.

(B)

"Threshold" means with respect to Parry A: Infinity;

provided, if Party A's long-term credit rating falls below A (or its equivalent) from all three of the Rating Agencies (as defined in the

Schedule), then the Threshold with respect to Party A shall be zero.

"Threshold" means with respect to Parry B: Infinity

(C)

"Minimum Transfer Amount" means with respect to Parry A:$250,000.

"Minimum Transfer Amount" means with respect to Parry B:$250,000.

(D)

Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $10,000.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3; for the purposes of Paragraph 4(d)(ii), the Secured Parry receiving the Substitute Credit Support; and, for purposes of Paragraph 6(d), the Secured Parry receiving or deemed to receive the Distributions or the Interest Amount, as applicable provided that where there has occurred and is continuing an Event of Default, Potential Event of Default or Specified Condition in respect of such party it shall not be a Valuation Agent and the other parry shall be the Valuation Agent.

(ii)

"Valuation Date" means the first day of each calendar week that is a Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount; or such other Local Business Day that either parry may elect to designate a Valuation Date by notice to the Valuation Agent.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

(i) Subject to Paragraphs 13(d)(ii) and 13(d)(iii), for the purposes of this Annex the following events will each be a "Specified Condition" for the parry specified (that parry being the Affected Party if the event occurs with respect to that party):

	Party A	Party B
-Illegality	X	X
- Credit Event Upon Merger	X	X
- Additional Termination Event(s): An event which, with the giving of notice or the passage of time, or both, would constitute one or more of the foregoing events	X	X

(ii)

For the purposes of sub-Paragraphs 4(a)(ii), 8(a)(2) and 8(b), the words "Specified Condition" shall be deleted and the words "Termination Event" shall be substituted therefor and provided further that for the purposes of Paragraph 8(b) the words "or been designated" shall be deleted in their entirety;

(iii)

For the purposes of sub-Paragraph 8(a)(1) the words "Specified Condition" shall be deleted in their entirety.

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Parry not less than two (2) Local Business Days notice thereof specifying the items of Posted Credit Support intended for substitution.

(iii) Return Procedure. In Paragraph 4(d)(ii) the words "not later than the Local Business Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof;

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last mid-market price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the mid-market price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last mid-market price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

(C)

with respect to any Eligible Collateral other than Cash and securities; the fair market value of such Eligible Collateral on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

(iii) Alternative The provisions of Paragraph 5 will apply provided that the obligation of the appropriate parry to deliver the undisputed amount to the other parry will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g) Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

Party A:

Not applicable

Party B or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that

(1) whichever of Parry B or its Custodian that is holding Posted Collateral, shall at all times have a long term debt or deposit rating of at least A from Standard & Poor's Ratings Services, a division of McGraw-

Hill Inc. and at least A2 from Moody's Investors Service, Inc. (or their respective successors) and have net capital in excess of US$500 million;

(2)

the Custodian for Party B shall first be approved by Party A and shall be an account holder in the U.S. Federal Reserve System; and

(3)

Party B is not a Defaulting Party.

(h)

Distributions and Interest Amount.

(i)

Interest Rate The "Interest Rate" will be, the effective rate for Federal Funds, as published on Telerate Page 118, provided that if, for any reason, Telerate Page 118 should be unavailable the Interest Rate shall be such rate as the Secured Party shall reasonably determine.

(ii)

Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month, to the extent that a Delivery Amount would not be created or increased by that transfer in which event such Interest Amount will be retained by the Secured Party, and on any Local Business Day on which all Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii)

Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply and for the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall be compounded daily.

(i)

Additional Representation(s). There are no additional representations by either party.

(j)

Other Eligible Support and Other Posted Support.

(i)

"Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(ii)

"Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(k)

Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

(i)

shall be given to or made at the following addresses:

If to Party A:

Address:

One Cabot Square London E14 4QJ England.

Telephone:

44 20 7883 5324

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

or at such other address as the relevant parry may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

(ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(1)

Address for Transfers.

Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(m) Other Provisions.

(i)

Additional Definitions. As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree);

(ii)

Transfer Timing

(a)

Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

"Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

(b)

Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

Events of Default

Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days" respectively, shall instead be replaced by "one Local Business Day", "three Local Business Days" and "three Local Business Days" respectively.

(iv) Holding Collateral.

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian, provided that if the Posted Collateral is book-entry securities, the Custodian shall be entitled to have such securities registered in its name.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CREDIT SUISSE INTERNATIONAL

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF CSMC MORTGAGE-BACKED TRUST 2007-2

By: /s/ Marleen Nobile Name: Marleen Nobile Title: Authorized Signatory	By: /s/ Charles F. Pedersen Name: Charles F. Pedersen Title: Vice President

Acknowledged and agreed as of the date first written above:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUST ADMINISTRATOR ON BEHALF OF CSMC MORTGAGE-BACKED TRUST 2007-2

By /s/ Marisa Scauzillo Name: Marisa Scauzillo Title: Authorized Signatory	By: /s/ Amy Doyle Name: Amy Doyle Title: Vice President